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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         I, Roy D. Reeves, do hereby constitute and appoint John A. Ulizio and Gary E. Bockrath, or either of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as director or officer of BETTER MINERALS & AGGREGATES COMPANY, BMAC SERVICES CO., INC., THE FULTON LAND AND TIMBER COMPANY, GEORGE F. PETTINOS, INC., OTTAWA SILICA COMPANY and PENNSYLVANIA GLASS SAND CORPORATION (the "Registrants") and to execute any and all instruments for me and in my name in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Registrants to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Post-Effective Amendment No. 1 to this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in such capacities any and all amendments (including further post-effective amendments) hereto; and I do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                         /s/ Roy D. Reeves
                                                         -----------------------
                                                         Name:  Roy D. Reeves
                                                         Date:  April 12, 2001



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                                POWER OF ATTORNEY

         I, Richard J. Nick, do hereby constitute and appoint John A. Ulizio and Gary E. Bockrath, or either of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as director of U.S. SILICA COMPANY, BMAC SERVICES CO., INC., BETTER MATERIALS CORPORATION, BMC TRUCKING, INC. and CHIPPEWA FARMS CORPORATION (the "Registrants") and to execute any and all instruments for me and in my name in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Registrants to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Post-Effective Amendment No. 1 to this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in such capacities any and all amendments (including further post-effective amendments) hereto; and I do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

                                                         /s/ Richard J. Nick
                                                         -----------------------
                                                         Richard J. Nick
                                                         Date:  April 12, 2001



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                                POWER OF ATTORNEY

         I, Richard J. Shearer, do hereby constitute and appoint John A. Ulizio and Gary E. Bockrath, or either of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as director of U.S. SILICA COMPANY (the "Registrant") and to execute any and all instruments for me and in my name in such capacity, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Post-Effective Amendment No. 1 to this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in such capacity any and all amendments (including further post-effective amendments) hereto; and I do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                                         /s/ Richard J. Shearer
                                                         -----------------------
                                                         Richard J. Shearer
                                                         Date:  April 12, 2001



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                                POWER OF ATTORNEY

         We, Gary E. Bockrath, Michael L. Thompson and John A. Ulizio, do hereby constitute and appoint John A. Ulizio and Gary E. Bockrath, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities as directors or officers of BMAC SERVICES CO., INC. (the "Registrant") and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Post-Effective Amendment No. 1 to this Registration Statement, including specifically, but without limitation, power and authority to sign for us in our names in such capacities any and all amendments (including further post-effective amendments) hereto; and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                                         /s/ Gary E. Bockrath
                                                         -----------------------
                                                         Gary E. Bockrath
                                                         Date:  April 12, 2001



                                                         /s/ Michael L. Thompson
                                                         -----------------------
                                                         Michael L. Thompson
                                                         Date:  April 12, 2001



                                                         /s/ John A. Ulizio
                                                         -----------------------
                                                         John A. Ulizio
                                                         Date:  April 12, 2001